Exhibit (16)

                                POWER OF ATTORNEY

         Edward Burke Carey, whose signature appears below, does hereby constitute and appoint Alan G. Priest, Alyssa Albertelli, and Mary Beth Constantino, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Fifth Third Funds (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the initial filing of any Registration Statement on Form N-14 by the Trust, relating to (i) the proposed reorganization of the Fifth Third Technology Fund, a series of the Trust, with and into the Fifth Third Mid Cap Growth Fund, a series of the Trust, (ii) the proposed reorganization of the Fifth Third Intermediate Bond Fund, a series of the Trust, with and into the Fifth Third Bond Fund, a series of the Trust, (iii) the proposed reorganization of the Fifth Third U.S. Government Bond Fund, a series of the Trust, with and into the Fifth Third Bond Fund, a series of the Trust,
(iv) the proposed reorganization of the Fifth Third Government Money Market Fund, a series of the Trust, with and into the Fifth Third Prime Money Market Fund, a series of the Trust, and (v) the proposed reorganization of the Fifth Third Balanced Fund, a series of the Trust, with and into the Fifth Third Quality Growth Fund, a series of the Trust, and any and all amendments (including post-effective amendments) to said Registration Statements, pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such initial filings and amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated: August 27, 2007

                                               /s/ Edward Burke Carey
                                               ---------------------------------
                                               Edward Burke Carey

                                POWER OF ATTORNEY

         John E. Jaymont, whose signature appears below, does hereby constitute and appoint Alan G. Priest, Alyssa Albertelli, and Mary Beth Constantino, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Fifth Third Funds (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the initial filing of any Registration Statement on Form N-14 by the Trust, relating to (i) the proposed reorganization of the Fifth Third Technology Fund, a series of the Trust, with and into the Fifth Third Mid Cap Growth Fund, a series of the Trust, (ii) the proposed reorganization of the Fifth Third Intermediate Bond Fund, a series of the Trust, with and into the Fifth Third Bond Fund, a series of the Trust, (iii) the proposed reorganization of the Fifth Third U.S. Government Bond Fund, a series of the Trust, with and into the Fifth Third Bond Fund, a series of the Trust, (iv) the proposed reorganization of the Fifth Third Government Money Market Fund, a series of the Trust, with and into the Fifth Third Prime Money Market Fund, a series of the Trust, and (v) the proposed reorganization of the Fifth Third Balanced Fund, a series of the Trust, with and into the Fifth Third Quality Growth Fund, a series of the Trust, and any and all amendments (including post-effective amendments) to said Registration Statements, pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such initial filings and amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated: August 27, 2007

                                               /s/ John E. Jaymont
                                               ---------------------------------
                                               John E. Jaymont

                                POWER OF ATTORNEY

         David J. Durham, whose signature appears below, does hereby constitute and appoint Alan G. Priest, Alyssa Albertelli, and Mary Beth Constantino, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Fifth Third Funds (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the initial filing of any Registration Statement on Form N-14 by the Trust, relating to (i) the proposed reorganization of the Fifth Third Technology Fund, a series of the Trust, with and into the Fifth Third Mid Cap Growth Fund, a series of the Trust, (ii) the proposed reorganization of the Fifth Third Intermediate Bond Fund, a series of the Trust, with and into the Fifth Third Bond Fund, a series of the Trust, (iii) the proposed reorganization of the Fifth Third U.S. Government Bond Fund, a series of the Trust, with and into the Fifth Third Bond Fund, a series of the Trust, (iv) the proposed reorganization of the Fifth Third Government Money Market Fund, a series of the Trust, with and into the Fifth Third Prime Money Market Fund, a series of the Trust, and (v) the proposed reorganization of the Fifth Third Balanced Fund, a series of the Trust, with and into the Fifth Third Quality Growth Fund, a series of the Trust, and any and all amendments (including post-effective amendments) to said Registration Statements, pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such initial filings and amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated: August 27, 2007

                                               /s/ David J. Durham
                                               ---------------------------------
                                               David J. Durham

                                POWER OF ATTORNEY

         J. Joseph Hale, Jr., whose signature appears below, does hereby constitute and appoint Alan G. Priest, Alyssa Albertelli, and Mary Beth Constantino, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Fifth Third Funds (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the initial filing of any Registration Statement on Form N-14 by the Trust, relating to (i) the proposed reorganization of the Fifth Third Technology Fund, a series of the Trust, with and into the Fifth Third Mid Cap Growth Fund, a series of the Trust, (ii) the proposed reorganization of the Fifth Third Intermediate Bond Fund, a series of the Trust, with and into the Fifth Third Bond Fund, a series of the Trust, (iii) the proposed reorganization of the Fifth Third U.S. Government Bond Fund, a series of the Trust, with and into the Fifth Third Bond Fund, a series of the Trust,
(iv) the proposed reorganization of the Fifth Third Government Money Market Fund, a series of the Trust, with and into the Fifth Third Prime Money Market Fund, a series of the Trust, and (v) the proposed reorganization of the Fifth Third Balanced Fund, a series of the Trust, with and into the Fifth Third Quality Growth Fund, a series of the Trust, and any and all amendments (including post-effective amendments) to said Registration Statements, pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such initial filings and amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated: August 27, 2007

                                               /s/ J. Joseph Hale, Jr.
                                               ---------------------------------
                                               J. Joseph Hale, Jr.

                                POWER OF ATTORNEY

         David J. Gruber, whose signature appears below, does hereby constitute and appoint Alan G. Priest, Alyssa Albertelli, and Mary Beth Constantino, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Fifth Third Funds (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the initial filing of any Registration Statement on Form N-14 by the Trust, relating to (i) the proposed reorganization of the Fifth Third Technology Fund, a series of the Trust, with and into the Fifth Third Mid Cap Growth Fund, a series of the Trust, (ii) the proposed reorganization of the Fifth Third Intermediate Bond Fund, a series of the Trust, with and into the Fifth Third Bond Fund, a series of the Trust, (iii) the proposed reorganization of the Fifth Third U.S. Government Bond Fund, a series of the Trust, with and into the Fifth Third Bond Fund, a series of the Trust, (iv) the proposed reorganization of the Fifth Third Government Money Market Fund, a series of the Trust, with and into the Fifth Third Prime Money Market Fund, a series of the Trust, and (v) the proposed reorganization of the Fifth Third Balanced Fund, a series of the Trust, with and into the Fifth Third Quality Growth Fund, a series of the Trust, and any and all amendments (including post-effective amendments) to said Registration Statements, pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such initial filings and amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated: August 27, 2007

                                               /s/ David J. Gruber
                                               ---------------------------------
                                               David J. Gruber

                                POWER OF ATTORNEY

         E. Keith Wirtz, whose signature appears below, does hereby constitute and appoint Alan G. Priest, Alyssa Albertelli, and Mary Beth Constantino, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Fifth Third Funds (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the initial filing of any Registration Statement on Form N-14 by the Trust, relating to (i) the proposed reorganization of the Fifth Third Technology Fund, a series of the Trust, with and into the Fifth Third Mid Cap Growth Fund, a series of the Trust, (ii) the proposed reorganization of the Fifth Third Intermediate Bond Fund, a series of the Trust, with and into the Fifth Third Bond Fund, a series of the Trust, (iii) the proposed reorganization of the Fifth Third U.S. Government Bond Fund, a series of the Trust, with and into the Fifth Third Bond Fund, a series of the Trust, (iv) the proposed reorganization of the Fifth Third Government Money Market Fund, a series of the Trust, with and into the Fifth Third Prime Money Market Fund, a series of the Trust, and (v) the proposed reorganization of the Fifth Third Balanced Fund, a series of the Trust, with and into the Fifth Third Quality Growth Fund, a series of the Trust, and any and all amendments (including post-effective amendments) to said Registration Statements, pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such initial filings and amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated: August 27, 2007

                                               /s/ E. Keith Wirtz
                                               ---------------------------------
                                               E. Keith Wirtz

                                POWER OF ATTORNEY

         Christopher Bell, whose signature appears below, does hereby constitute and appoint Alan G. Priest, Alyssa Albertelli, and Mary Beth Constantino, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Fifth Third Funds (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the initial filing of any Registration Statement on Form N-14 by the Trust, relating to (i) the proposed reorganization of the Fifth Third Technology Fund, a series of the Trust, with and into the Fifth Third Mid Cap Growth Fund, a series of the Trust, (ii) the proposed reorganization of the Fifth Third Intermediate Bond Fund, a series of the Trust, with and into the Fifth Third Bond Fund, a series of the Trust, (iii) the proposed reorganization of the Fifth Third U.S. Government Bond Fund, a series of the Trust, with and into the Fifth Third Bond Fund, a series of the Trust, (iv) the proposed reorganization of the Fifth Third Government Money Market Fund, a series of the Trust, with and into the Fifth Third Prime Money Market Fund, a series of the Trust, and (v) the proposed reorganization of the Fifth Third Balanced Fund, a series of the Trust, with and into the Fifth Third Quality Growth Fund, a series of the Trust, and any and all amendments (including post-effective amendments) to said Registration Statements, pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such initial filings and amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated: August 27, 2007

                                               /s/ Christopher Bell
                                               ---------------------------------
                                               Christopher Bell